                                                                    Exhibit 10.4

                        CONSECO FINANCE SERVICING CORP.,
                                formerly known as
                   GREEN TREE FINANCIAL SERVICING CORPORATION,
                                  as Purchaser


                                       and


                               CONSECO BANK, INC.
                                    as Seller





                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                           Dated as of August 1, 1999
                                       and
                              Amended and Restated
                                as of May 1, 2001

         AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of August 1, 1999 and amended and restated as of May 1, 2001 (this "Agreement"), by and between CONSECO BANK INC., a Utah industrial loan corporation (the "Seller") and CONSECO FINANCE SERVICING CORP., formerly known as GREEN TREE FINANCIAL SERVICING CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Purchaser desires to purchase certain Receivables (hereinafter defined) arising in certain credit card and other open-end accounts of the Seller;

         WHEREAS, the Seller desires to sell and assign certain Receivables to the Purchaser upon the terms and conditions hereinafter set forth;

         WHEREAS, the Seller and the Purchaser have entered into the Receivables Purchase Agreement, dated as of August 1, 1999 (the "Original Agreement"), and the Purchaser has purchased and the Seller has sold certain Receivables (hereinafter defined) arising in certain credit card accounts of the Seller;

         WHEREAS, the Purchaser and the Seller wish to amend and restate the Original Agreement and to continue to purchase and sell Receivables from time to time as provided in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Original Agreement is hereby amended and restated in its entirety as follows, and it is hereby agreed by and between the Purchaser and the Seller as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.01 Definitions. The following words and phrases shall have the following meanings:

         "Account" shall mean a private label credit card account or open end credit account which has been used by the Account Holder to make Purchases from a merchant for whom any affiliate or parent of the Seller has provided commercial inventory funding ("floorplan") loans.

         "Account Holder" shall mean any person for whom an Account has been established by Seller.

         "Account Owner" shall mean the Seller.

         "Account Schedule" shall mean a computer file or microfiche list containing a true and complete list of Accounts, identified by bank identification number, bank number and account number and setting forth the aggregate amount of Receivables and of Principal Receivables outstanding in such Account as of the Closing Date, as of the Amendment Cut-Off Date and as of each Additional Cut-Off Date.

         "Addition Date" shall mean each Closing Date.

         "Additional Account" shall mean each Account which is designated as an Account hereunder in addition to the Amendment Date Accounts.

         "Additional Cut-Off Date" shall mean each Additional Cut-Off Date selected by the Purchaser and acceptable to the Seller which relates to the designation of Accounts (as defined in this Agreement) as Additional Accounts under this Agreement or the Servicing Corp. Receivables Purchase Agreement.

         "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

         "Amendment Date" shall mean the date this Agreement becomes effective, which shall be May __, 2001.

         "Amendment Date Accounts" shall mean those Accounts in existence as of the Amendment Date Cut-Off Date and in which Receivables exist and which have been sold to the Purchaser or will be sold to the Purchaser on the Amendment Date.

         "Amendment Date Cut-Off Date" shall mean _________ , 2001.

         "Closing Date" shall mean any date on which an Account or Accounts is
(are) established, and a Purchase or Purchases is (are) made on the Account or Accounts.

         "Conveyance" shall have the meaning specified in subsection 2.01(a).

         "Conveyance Papers" shall have the meaning specified in subsection 5.01(c).

         "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Debtor Relief Laws" shall mean (i) the Bankruptcy Code of the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

         "Indenture Trustee" shall mean U.S. Bank Trust National Association and its successors and assigns as trustee under the terms of the Master Indenture dated as of May 1, 2001 among such trustee, Conseco Private Label Credit Card Master Note Trust and the Seller, as servicer.

         "Insolvency Event" shall have the meaning specified in Section 8.03.

         "Merchant" shall mean a business entity organized under or qualified to do business under the laws of one of the states of the United States or the District of Columbia which sells, produces, distributes, installs, services, provides or manufactures retail goods and/or services.

         "Merchant Agreement" shall mean one or more agreements between the Seller and a Merchant pursuant to which the Seller agrees to extend credit accounts to customers of the Merchant or customers of dealers of such Merchant's goods and services and the Merchant agrees to allow purchases of its goods and services under such accounts.

         "Merchant Termination Payments" shall mean any payments made by a Merchant under the terms of a Merchant Agreement for the purpose of purchasing any Receivables existing in the accounts created under that Merchant Agreement.

         "Purchase" shall mean a purchase of a product by an Account Holder through borrowing on a private label account issued by the Seller, which product has been purchased by the merchant from the manufacturer or distributor using the proceeds of a commercial inventory funding ("floorplan") loan made by an affiliate or parent of the Seller.

         "Purchase Price" shall have the meaning set forth in Section 3.01.

         "Purchased Assets" shall have the meaning set forth in Section 2.01(a).

         "Purchaser" shall mean Conseco Finance Servicing Corp., formerly known as Green Tree Financial Servicing Corporation, a Delaware corporation, and its permitted successors and assigns.

         "Receivables" shall mean all amounts shown on the Seller's records as amounts payable by an Account Holder on any Account from time to time.

         "Requirements of Law" shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the trust agreement, articles of incorporation, certificate of incorporation and by-laws or other organizational or governing documents of such Person.

         "Servicing Corp. Receivables Purchase Agreement" shall mean that Receivables Purchase Agreement, dated as of May 1, 2001, by and between the Purchaser and Conseco Finance Credit Card Funding Corp., relating to the Conseco Private Label Credit Card Master Note.

         "Transaction Documents" shall mean (i) the Servicing Corp. Receivables Purchase Agreement, (ii) a Transfer and Servicing Agreement dated as of May 1, 2001 among the Seller, Conseco Finance Credit Card Funding Corp. and Conseco Private Label Credit Card Master Note Trust, (iii) a Master Indenture dated as of May 1, 2001 among Conseco Private Label Credit Card Master Note Trust, the Indenture Trustee and the Seller and (iv) each series supplement to the Master Indenture and the notes issued thereunder.

Section 1.02 Other Definitional Provisions.(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE Off RECEIVABLES
                     ---------------------------------------

         Section 2.01 Purchase.

                  (a) By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser (collectively, the "Conveyance"), without recourse, all its right, title and interest in, to and under the Receivables existing in all Accounts at the close of business on each Closing Date (which shall occur from time to time as Accounts are created), and in each case thereafter, Receivables created from time to time in such Accounts ("New Receivables") until the termination of this Agreement pursuant to
         Article VIII hereof; all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereto; the right to receive Recoveries with respect to such Receivables and all of the Seller's right, title and interest in and to any Merchant Termination Payments which relate to any Receivables sold by the Seller to the Purchaser under this Agreement, and the security interest granted pursuant to Section 3.02 (the "Purchased Assets").

                  (b) In connection with such Conveyance, the Seller agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and other Purchased Assets now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from the Seller to the Purchaser, (ii) that such financing statements shall name the Seller, as seller, and the Purchaser, as purchaser, of the Receivables and other Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to the Purchaser as soon as is practicable after filing.

                  (c) In connection with such Conveyance, the Seller further agrees that it will, at its own expense, on each Closing Date (i) indicate in its computer files that Receivables created in connection with such Accounts have been conveyed to the Purchaser in accordance with this Agreement by including in such computer files a code identifying each such Account and (ii) deliver an Account Schedule to the Purchaser on the Amendment Date, on each Addition Date (as such term is defined in the Servicing Corp. Receivables Purchase Agreement) and on or before each Closing Date. Each such file or list, as supplemented from time to time to reflect New Receivables, shall be marked as Schedule I to this Agreement, shall be delivered to the Purchaser, and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter the code referenced in this paragraph with respect to any Account during the term of this Agreement.

                  (d) The parties hereto intend that the conveyance of the Seller's right, title and interest in and to the Receivables and the other Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to the Purchaser. It is the intention of the parties hereto that the arrangements with respect to the Receivables and the other Purchased Assets shall constitute a purchase and sale of such Receivables and not a loan.

                  (e) In addition to the Conveyance of Purchased Assets, the Seller does hereby assign to the Purchaser all of the Seller's rights to enforce the terms of the Merchant Agreements, including the collection of amounts due thereunder, in the event of the termination of any such agreement and, in particular, to enforce any obligation of the Merchant to make payment for Receivables purchased by or on behalf of the Merchant to the extent such Receivables have been sold by the Seller to the Purchaser under the terms of this Agreement and the Seller recognizes and agrees that the Purchaser will assign such rights to enforce the terms of the Merchant Agreements to the Purchaser under the terms of the Servicing Corp. Receivables Purchase Agreement and that such Purchaser will transfer such rights to a trust and finally to the Indenture Trustee as further security for notes and other interests issued under the Indenture (as defined in the Servicing Corp. Receivables Purchase Agreement).

                  (f) The Seller and the Purchaser may at any time by mutual agreement designate Accounts that will become Additional Accounts under the terms of the Servicing Corp. Receivables Purchase Agreement, and the Seller recognizes and agrees that with respect to the Receivables in those Accounts, upon the Addition Date for those Accounts, the Receivables will be sold by the Purchaser under the terms of the Servicing Corp. Receivables Purchase Agreement. On or before each Addition Date under the Servicing Corp. Receivables Purchase Agreement, the Seller will deliver to the Purchaser, or to such other entity as the Purchaser may direct, an Account Schedule with respect to the Additional Accounts.

                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

         Section 3.01 Purchase Price.

                  (a) The "Purchase Price" for the Receivables in the Accounts, as of each Closing Date, conveyed to the Purchaser under this Agreement shall be payable on the Closing Date and shall be an amount equal to 100% of the aggregate balance of Receivables in those Accounts as of such Closing Date plus a premium to be calculated in accordance with Exhibit A attached hereto and made a part hereof. The Purchase Price for any new Receivables shall be payable as they are created, in an amount equal to 100% of the aggregate balance of the Receivables so conveyed plus a premium to be calculated in accordance with Exhibit A. Such new Receivables shall be conveyed by the Seller to the Purchaser as of the date they are created (the "Distribution Date"). It is intended by the parties that Exhibit A may be freely amended to respond to changing market conditions without the requirement of re-executing this Agreement.

                  (b) The Purchase Price to be paid by the Purchaser on each Closing Date and as new Receivables are conveyed to the Purchaser shall be paid in cash or by inter-company transfer.

                                   ARTICLE IV

                              SERVICING OF ACCOUNTS
                              ---------------------

         Section 4.01 Servicing. Following the sale of the Receivables hereunder, Seller shall at all times remain the owner of the Accounts and the servicer thereof. Seller shall service the Accounts at its own expense. Seller may contract with third parties, including its parent and affiliated corporations, to perform such servicing functions, and Purchaser acknowledges and agrees to such contracts.

         Section 4.02 Servicing Fee. Purchaser shall pay to Seller a Servicing Fee for servicing the Accounts hereunder. The "Servicing Fee" shall be equal to 2% of the average of the total outstanding Receivables purchased hereunder on the first day of the month and on the last day of the month, divided by 12. The Servicing Fee shall be payable on a monthly basis within 15 days following the last day of the month. Purchaser may offset against the Servicing Fee payable hereunder any amounts for which Seller shall become indebted to Purchaser as a result of Purchaser's providing services to Seller under a separate agreement.

                                    ARTICLE V

                         REPRESENTATIONS-AND WARRANTIES
                         ------------------------------

         Section 5.01 Representations and Warranties of the Seller Relating to the Seller. The Seller hereby represents and warrants to, and agrees with, the Purchaser as of the date of this Agreement, the Closing Date and on each Distribution Date, that:

                  (a) Organization and Good Standing. The Seller is an industrial loan corporation duly organized and validly existing in good standing under the laws of the State of Utah and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Credit Agreement relating to an Account or any Receivable unenforceable by the Seller or the Purchaser.

                  (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto (such documents or instruments, collectively, the "Conveyance Papers"), and the consummation of the transactions provided for in this Agreement have been (i) duly authorized by the Seller by all necessary corporate action on the part of the Seller and (ii) approved by the board of directors of the Seller and such approval is reflected in the minutes of such board.

                  (d) No Conflict. The execution and delivery of this Agreement by the Seller, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement applicable to the Seller will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

                  (e) No Violation. The execution, delivery and performance of this Agreement by the Seller and the fulfillment of the terms contemplated herein and therein applicable to the Seller will not conflict with or violate any Requirements of Law applicable to the Seller.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance.

                  (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement and the performance of the transactions contemplated by this Agreement by the Seller have been duly obtained, effected or given and are in full force and effect.

                  (h) Solvency. The Seller is not insolvent, no Insolvency Event with respect to the Seller has occurred and the transfer of the Receivables and other Purchased Assets by the Seller to the Purchaser as contemplated by this Agreement has not been made in contemplation of such insolvency or Insolvency Event or with the intent to hinder, delay or defraud the Seller or the creditors of the Seller. This Agreement represents a bona fide and arm's length transaction undertaken in the ordinary course of business.

                  (i) Compliance. At all times Seller has established and maintained the Accounts in compliance with all applicable state and federal laws, regulations, common law, judicial or regulatory pronouncements and the rules and bylaws of any voluntary organization of which Seller is a member, which in any way relate to the origination and servicing of credit card accounts.

         The representations and warranties set forth in this Section 5.01 shall survive the conveyance of the Receivables to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party within three Business Days following such discovery.

         Section 5.02 Representations and Warranties of the Seller Relating to the Agreement and the Receivables. Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement, as of the Closing Date and on each Distribution Date that:

                           (1) this Agreement constitutes a legal, valid and
                  binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                           (2) as of the Amendment Date Cut-off Date, as of each
                  Additional Cut-Off Date and each Closing Date, and as of the related Payment Dates with respect to new Receivables,
                  Schedule I to this Agreement (composed of the Account Schedules), as supplemented to such date, is an accurate and complete listing in all material respects of all of the Accounts sold as of such Amendment Date Cut-Off Date, Additional Cut-Off Date or as of such Closing Date or such Payment Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of such Closing Date or such applicable Payment Date, as the case may be;

                           (3) each Receivable has been conveyed to the
                  Purchaser free and clear of any Lien;

                           (4) all authorizations, consents, orders or approvals
                  of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of Receivables to the Purchaser have been duly obtained, effected or given and are in full force and effect:

                           (5) this Agreement constitutes a valid sale, transfer
                  and assignment to the Purchaser of all right, title and interest of the Seller in the Receivables and the proceeds thereof and the Recoveries payable pursuant to this Agreement; upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Purchaser shall have a first priority perfected ownership interest in such property and proceeds.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 5.02 shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by either the Seller or the Purchaser of a breach of any of the representations and warranties set forth in this Section 5.02, the party discovering such breach shall give written notice to the other party within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice.

         Section 5.03 Representations and Warranties of the Purchaser. As of the date of this Agreement and the Closing Date, the Purchaser hereby represents and warrants to, and agrees with, the Seller that:

                  (a) Organization and Good Standing. The Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by the Purchaser by all necessary corporate action on the part of the Purchaser.

                  (c) No Conflict. The execution and delivery of this Agreement by the Purchaser, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement applicable to the Purchaser, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which it or any of its properties are bound.

                  (d) No Violation. The execution, delivery and performance of this Agreement by the Purchaser and the fulfillment of the terms contemplated herein and therein applicable to the Purchaser will not conflict with or violate any Requirements of Law applicable to the Purchaser.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Purchaser, threatened against the Purchaser, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Purchaser, would materially and adversely affect the performance by the Purchaser of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement and the performance of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

         The representations and warranties set forth in this Section 5.03 shall survive the Conveyance of the Receivables to the Purchaser. Upon discovery by the Purchaser or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party within three Business Days following such discovery.

                                   ARTICLE VI

                                    COVENANTS

         Section 6.01 Covenants of the Seller. The Seller hereby covenants and agrees with and for the benefit of the Purchaser as follows:

                  (a) Security Interests. Except for the Conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with the Purchaser's ownership of the Receivables and other Purchased Assets or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or other Purchased Assets, whether now existing or hereafter created, or any interest therein, and the Seller shall not claim any ownership interest in the Receivables and other Purchased Assets and shall defend the right, title and interest of the Purchaser in, to and under the Receivables and other Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                  (b) Delivery of Collections. In the event that the Seller receives monies due on any Account, or any Merchant Termination Payment, the Seller agrees to pay to the Purchaser all such monies as soon as practicable after receipt thereof.

                  (c) Notice of Liens. The Seller shall notify the Purchaser promptly after becoming aware of any Lien on any Receivable other than the Conveyances hereunder and under the Transaction Documents.

                  (d) Documentation of Transfer. The Seller shall undertake to file any documents that would be necessary to perfect and maintain the transfer of the Purchased Assets to the Purchaser. This Agreement and any amendments hereto will be maintained, continuously, as an official record of the Seller.

                  (e) Servicing of Accounts. At all times during the term of this Agreement, Seller covenants that it will service the Accounts in compliance with all applicable state and federal laws, regulations, common law, judicial or regulatory pronouncements and the rules and bylaws of any voluntary organization of which Seller is a member, which in any way relate to the origination and servicing of credit card accounts. This covenant is not made as to any services provided by Purchaser to Seller in relation to the Accounts under any separate agreement.

         Section 6.02 Covenants of the Seller with Respect to Portfolio Yield, Credit Agreements and Merchant Agreements. The Seller hereby agrees, for the benefit of the Purchaser, that:

                  (a) Periodic Rate Finance Charges. Except as otherwise required by any Requirements of Law or as is deemed by the Seller to be necessary in order for it to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield (as defined in the Transaction Documents) to a level that could be reasonably expected to result in an Adverse Effect (as defined in the Transaction Documents) with respect to any series of notes issued under the Transaction Documents based on the insufficiency of the Series Portfolio Yield or any similar test.

                  (b) Credit Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Seller may change the terms and provisions of the applicable Credit Card Agreements or the applicable Credit Card Guidelines (as such terms are defined in the Transaction Documents) in any respect (including the calculation of the amount or the timing of charge-offs and the finance charges to be assessed thereon). Notwithstanding the above, unless required by any Requirements of Law or as permitted by paragraph (a) above, the Seller will take no action unless (i) at the time of such action the Seller reasonably believes that such action will not cause an Amortization Event, Reinvestment Event or Event of Default (as such terms are defined in the Transaction Documents) to occur, and (ii) such change is made applicable to the comparable segment of the credit card accounts owned by the Seller which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Seller and an unrelated third party or by the terms of the Credit Card Agreements.

         Section 6.03 Covenants of the Purchaser. The Purchaser hereby covenants and agrees with and for the benefit of the Seller as follows:

                  (a) Transactions with Affiliates Policy of Seller. Purchaser hereby acknowledges and agrees to comply with the Affiliates Transactions Policy of the Seller. With respect to all aspects of the transactions contemplated by this Agreement, Purchaser agrees to make available to the Seller sufficient access to the records of its business to enable the Seller to maintain its own internal records, to respond promptly to regulatory or consumer inquiries, to audit the quality or level of services provided, and to review such records for any reasonable purpose as if the records were its own.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         Section 7.01 Conditions to the Purchaser's Obligations Regarding Receivables. The obligations of the Purchaser to purchase the Receivables in the Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

                  (b) All information concerning the Accounts provided to the Purchaser shall be true and correct in all material respects as of each Closing Date;

                  (c) The Seller shall have (i) delivered to the Purchaser an Account Schedule as of each Closing Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (d) The Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables now existing and hereafter created for the transfer of accounts and general intangibles (each as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdiction as would be necessary to perfect the sale of and security interest in the Receivables and other Purchased Assets from the Seller to the Purchaser, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser;

                  (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested.

         Section 7.02 Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell Receivables in the Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Purchaser contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.01 hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Purchaser copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                  ARTICLE VIII

                          TERM AND PURCHASE TERMINATION

         Section 8.01 Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until terminated by either of the parties as provided herein.

         Section 8.02 Voluntary Termination. Either party may terminate this Agreement upon 30 days written notice to the other party as to all or any portion of the Receivables sold hereunder. If the termination is effective as to only a portion of the Receivables conveyed, the terminating party shall send to the receiving party, together with its notice, an Account Schedule containing the Accounts as to which the termination is effective. Upon termination, Purchaser shall pay to Seller 100% of the Receivables for all Accounts as to which this Agreement is terminated, and execute any documents necessary to effect a reconveyance of said Receivables to Seller (including the execution and filing of any necessary forms and documents required by the UCC).

         Section 8.03 Purchase Termination. If the Seller shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Seller in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other, similar official of the Seller or for any substantial part of the Seller's property, or for the winding-up or liquidation of the Seller's affairs and, if instituted against the Seller, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if the Seller shall commence a voluntary case under any Debtor Relief Law, or if the Seller shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or the Seller or any subsidiary of the Seller shall have taken any corporate action in furtherance of any of the foregoing actions (each, an "Insolvency Event"); then the Seller shall immediately cease to transfer new Receivables to the Purchaser and shall promptly give notice to the Purchaser and the Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to the Purchaser of additional new Receivables, any new Receivables transferred to the Purchaser prior to the occurrence of such Insolvency Event and collections in respect of such new Receivables whenever created, accrued in respect of such new Receivables, shall continue to be property of the Purchaser.

                                   ARTICLE IX

                                 INDEMNIFICATION

         Section 9.01 By Seller. Seller shall be liable to and shall indemnify and hold harmless Purchaser and its respective affiliates, officers, directors, agents, attorneys and employees from and against any Losses arising out of the intentional or negligent act or omission of Seller in the performance of its duties and obligations under this Agreement or its failure to comply with the terms of this Agreement (including any representation, warranty or covenant hereunder) or any applicable Laws or regulations applicable to Seller.

         Section 9.02 By Purchaser. Purchaser shall be liable to and shall indemnify and hold harmless Seller and its affiliates, officers, directors, agents, attorneys and employees from and against any Losses arising out of the intentional or negligent act or omission of Purchaser in the performance of its duties or obligations under this Agreement or its failure to comply with the terms of this Agreement (including any representation, warranty or covenant hereunder) or any applicable Laws or regulations applicable to Purchaser,

         Section 9.03 General. Both Purchaser and Seller shall promptly notify the other Party in writing of any claim, demand, action, proceeding, suit or threat of suit brought against such Party or of which it becomes aware (except with respect to a threat of suit any Party might institute against another Party) which may give rise to a right of indemnification pursuant to this Agreement. Upon receipt of such notice, the indemnifying Party shall be entitled to participate in the defense of any such claim, demand, action, proceeding or suit and shall have the right, at its election and upon written notice to the indemnified party, to take over and control the defense thereof, at its own cost and expense, and to employ counsel reasonably satisfactory to the indemnified Party. The indemnifying Party agrees that it shall not settle any such claim, demand, action, proceeding or suit without the prior written consent of the indemnified Party (which consent shall not be unreasonably withheld) unless such settlement contains an express unconditional release of the indemnified Party from all liabilities and obligations arising out of such claim, demand, action, proceeding or suit.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         Section 10.01 Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Purchaser and the Seller in accordance with this Section
10.01. This Agreement may be amended from time to time by the Purchaser and the Seller (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, (iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Seller or the Purchaser. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement.

         Section 10.02 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Seller, Conseco Bank Inc., 2825 E. Cottonwood Parkway, Suite 230, Salt Lake City, UT 84121, Attention: President (facsimile no. (801) 733-2259), (b) in the case of the Purchaser, Conseco Finance Servicing Corp., 1100 Landmark Towers, 345 St. Peter St., St. Paul, MN 55102, Attention:
President (facsimile no. (651) 293-5746).

         Section 10.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 10.05 Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the parties hereto; provided, however, that the Seller shall have the right to assign its rights, title and interests, in to and under this Agreement to (i) any successor by merger assuming this Agreement, or (ii) to any affiliate owned directly or indirectly by Conseco Finance Corp. which assumes the obligations of this Agreement.

         Section 10.06 Further Assurances. The Purchaser and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables and other Purchased Assets for filing under the provisions of the UCC or other law of any applicable jurisdiction.

         Section 10.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 10.08 Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 10.09 Binding Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         Section 10.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 10.11 Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 10.12 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         Section 10.13 Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any supplemental Conveyance, shall remain operative and in full force and effect.

         Section 10.14 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Purchaser.

         IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                             CONSECO BANK, INC. as Seller


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CONSECO FINANCE SERVICING CORP.,
                                             as Purchaser


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT A
                                   ---------

MTD (Private Label) Credit Cards

Weekly, the MTD receivables consisting of principal and accrued interest will be sold by Conseco Bank, Inc. ("CBI") to Conseco Finance Servicing Corp. ("CFSC"). At the end of each month, the cumulative total of principal from that months weekly sales will be multiplied by 3.03% to determine the premium owed to CBI by CFSC. The 3.03% premium was selected by CBI and CFSC because it was the fair market value provided by KMPG LLP in a similar portfolio that CBI sold in April 1998.